Summary Prospectus
December 1, 2018
Columbia Government Money Market Fund

Class	Ticker Symbol
A	IDSXX
C	RCCXX
Institutional (Class Inst)	IDYXX
Institutional 2 (Class Inst2)	CMRXX
Institutional 3 (Class Inst3)	CGMXX
R	RVRXX
T*	RCWXX
* Effective at close of business on December 14, 2018, the shares held by Class T shareholders will be merged into Class A shares. The merger of Class T shares into Class A shares will be a tax-free transaction and Class T shares will no longer be offered for sale. Effective December 15, 2018, all references to Class T shares are hereby deleted from this Summary Prospectus.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated December 1, 2018, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The front-end sales charge applicable to Class T shares is a per-transaction charge, meaning that separate orders will not be aggregated for purposes of calculating the rate of the sales charge payable. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the financial intermediary for effecting such transactions. Such commission rates are set by the financial intermediary and are not reflected in the tables or the example below.
Shareholder Fees (fees paid directly from your investment)
	Classes A, C, Inst, Inst2, Inst3 and R	Class T
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	2.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Inst	Class Inst2	Class Inst3	Class R	Class T
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.10%	0.75%	0.00%	0.00%	0.00%	0.50%	0.10%
Other expenses	0.26%	0.26%	0.26%	0.10%	0.07%	0.26%	0.26%
Total annual Fund operating expenses	0.75%	1.40%	0.65%	0.49%	0.46%	1.15%	0.75%
Less: Fee waivers and/or expense reimbursements(a)	(0.25%)	(0.90%)	(0.15%)	(0.13%)	(0.15%)	(0.65%)	(0.25%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.50%	0.50%	0.50%	0.36%	0.31%	0.50%	0.50%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through November 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.60% for Class A, 1.25% for Class C, 0.50% for Class Inst, 0.36% for Class Inst2, 0.31% for Class Inst3, 1.00% for Class R and 0.60% for Class T. The fee waivers and/or expense reimbursements shown in the table for Class A, Class C, Class R and Class T also reflect the suspension of the payment of distribution and/or service fees payable under the Fund’s Plan of Distribution through November 30, 2019 or such earlier date as may be determined at the sole discretion of the Fund’s Board.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
1	Columbia Government Money Market Fund

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$ 51	$215	$392	$ 907
Class C (whether or not shares are redeemed)	$ 51	$354	$680	$1,602
Class Inst (whether or not shares are redeemed)	$ 51	$193	$347	$ 796
Class Inst2 (whether or not shares are redeemed)	$ 37	$144	$261	$ 603
Class Inst3 (whether or not shares are redeemed)	$ 32	$132	$243	$ 565
Class R (whether or not shares are redeemed)	$ 51	$301	$570	$1,339
Class T (whether or not shares are redeemed)	$300	$459	$632	$1,134
Principal Investment Strategies
The Fund invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.
The Fund typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund invests in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act), and other rules of the SEC. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The Fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash, and up to 0.5% of the Fund’s total assets may be invested in other securities that present minimal credit risk as determined by Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), pursuant to guidelines approved by the Fund’s Board of Trustees.
The Board of Trustees of the Fund has determined that the Fund will not be subject to liquidity fees and redemption gates at this time.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the net asset value (NAV) of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor or any person will provide financial support to the Fund at any time.
The principal risks associated with an investment in the Fund include:
Active Management Risk. Due to its active management, the Fund could underperform other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The amount of the distributions the Fund pays will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains from its investments may reduce its distribution level.
Credit Risk. Credit risk is the risk that the value of a security or instrument in the Fund’s portfolio may or will decline if the issuer fails to pay interest or repay principal when due. The value of debt instruments may decline if the issuer of the instrument defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to
Columbia Government Money Market Fund	2

honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels). Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Money Market Fund Risk . Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
Repurchase Agreements  Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as interest rates in general, and generally carry lower yields than fixed notes of the same maturity.
3	Columbia Government Money Market Fund

Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance has varied for each full calendar year shown.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (adjusted to reflect the higher class-related operating expenses of such share classes, where applicable) for periods prior to its inception date. Share classes with expenses that are higher than Class A shares will have performance that is lower than Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information, including current 7-day yield, can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	1st Quarter 2008	0.84%
	Worst	2nd Quarter 2017	0.00%
*	Year to Date return as of September 30, 2018: 0.92%
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2017)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A returns	10/06/1975	0.28%	0.07%	0.27%
Class C returns	06/26/2000	0.30%	0.07%	0.20%
Class Inst returns	04/30/2010	0.32%	0.08%	0.28%
Class Inst2 returns	12/11/2006	0.55%	0.13%	0.33%
Class Inst3 returns	03/01/2017	0.54%	0.12%	0.30%
Class R returns	08/03/2009	0.32%	0.08%	0.29%
Class T returns	12/01/2006	-2.67%	-0.53%	-0.03%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Columbia Government Money Market Fund	4

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o DST Asset Manager Solutions, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, C(a) & T(b)	All accounts other than IRAs	$2,000	$2,000
	IRAs	$1,000	$1,000
Class Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Classes Inst2(a) & R	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

(a)	Class C shares of the Fund are generally available as a new investment only to investors in certain proprietary 401(k) products; and Class Inst2 shares of the Fund are generally closed to new investors except through permitted exchange.
(b)	Class T shares must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
5	Columbia Government Money Market Fund

Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
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